IRON HORSE FUND

Class A shares: IRHAX

Class I shares: IRHIX

a series of Northern Lights Fund Trust

Supplement dated July 1, 2016 to the Prospectus and the

Statement of Additional Information (“SAI”) dated July 29, 2015

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Van Hulzen Asset Management, LLC, the adviser of the Iron Horse Fund (the “Fund”), has notified the Board of Trustees of Northern Lights Fund Trust (the “Trust”) that it does not intend to renew the contractual management fee waiver agreement upon its termination on July 29, 2016. Accordingly, upon the termination of the contractual management fee waiver agreement, the fee table for the Fund will be as follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.86%	0.86%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.37%	2.12%
(1)	Other expenses have been restated to reflect the amounts previously available for recapture by the adviser have been exhausted.
(2)	Acquired Fund Fees and Expenses are in indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

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This Supplement, and the Prospectus and Statement of Additional Information both dated July 29, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-868-9501.